August 31, 2020

Supplement

SUPPLEMENT DATED AUGUST 31, 2020 TO THE PROSPECTUS OF
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2020

The section of the Prospectus entitled "Fund Summary—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	October 2014
Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010
Utkarsh Sharma	Executive Director	August 2020

The third and fourth paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Global Fixed Income team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction are Jim Caron, Richard Ford, Michael Kushma, Christian G. Roth and Utkarsh Sharma. In managing the Fund's portfolio, Messrs. Caron, Ford, Kushma, Roth and Sharma may utilize the input of other members of the Advisor's Global Fixed Income team including, but not limited to, the Fixed Income Asset Allocation team.

Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Ford is the head of European Fixed Income and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Kushma is Chief Investment Officer of Global Fixed Income for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991. Mr. Sharma is a portfolio manager on the Global Fixed Income team. He joined Morgan Stanley in 2014 and has eight years of investment experience.

Please retain this supplement for future reference.

IFIGFIOPROSPT 8/20

August 31, 2020

Supplement

SUPPLEMENT DATED AUGUST 31, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley Global Fixed Income Opportunities Fund,
dated February 28, 2020, as amended March 26, 2020

The first paragraph and table under the section of the Statement of Additional Information entitled "Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at July 31, 2020 (unless otherwise indicated):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Jim Caron	4	1.5 Billion	32	12.3 Billion	52	(1)	24.7 Billion(1)
Richard Ford	0	0	49	24.7 Billion	38	(2)	21.9 Billion(2)
Michael Kushma	1	0	28	9.9 Billion	32	(3)	21.3 Billion(3)
Christian G. Roth	4	307.9 Million	53	14.9 Billion	48	(4)	32.7 Billion(4)
Utkarsh Sharma	0	0	11	535.9 Million	13	(5)	11.4 Billion(5)

(1)  Of these other accounts, 11 accounts with total assets of approximately $13.6 billion in assets had performance-based fees.

(2)  Of these other accounts, 6 accounts with total assets of approximately $13.2 billion in assets had performance-based fees.

(3)  Of these other accounts, 10 accounts with total assets of approximately $13.6 billion in assets had performance-based fees.

(4)  Of these other accounts, 13 accounts with total assets of approximately $16.1 billion in assets had performance-based fees.

(5)  Of these other accounts, 5 accounts with total assets of approximately $1.4 billion in assets had performance-based fees.

The section of the Statement of Additional Information entitled "Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of July 31, 2020 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Portfolio Managers	Fund Holdings
Jim Caron	$50,001-100,000
Richard Ford	$100,001-$500,000
Michael Kushma	$100,001-$500,000
Christian G. Roth	$100,001-$500,000
Utkarsh Sharma	None

Please retain this supplement for future reference.